UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

MAY 16, 2005

Date of Report (date of Earliest Event Reported)

ISOLAGEN, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-31564	87-0458888
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

102 PICKERING WAY, EXTON, PENNSYLVANIA 19341

(Address of principal executive offices and zip code)

(484) 875-3099

 (Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Item 5.02                     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a)                                  Not applicable.

(b)                                 Not applicable.

(c)                                  Not applicable.

(d)                                 On May 16, 2005, the Board of Directors of Isolagen, Inc. (“Isolagen”) elected Ms. Ciallella to the Board of Directors.  Ms. Ciallella is General Counsel, Executive Vice President and Secretary of Isolagen.   Prior to Ms. Ciallella’s employment with Isolagen, Ms. Ciallella was a partner of Dilworth Paxson LLP, which provides services to Isolagen.

[THE SIGNATURE PAGE FOLLOWS.]

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISOLAGEN, INC.

Date: May 19, 2005	By:	/s/ Martin Schmieg
Martin Schmieg